UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2010

MILLENNIUM INDIA ACQUISITION COMPANY INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

333-133189	20-4531310
(Commission File Number)	(IRS Employer Identification No.)

330 East 38th Street
Suite 40H
New York, New York 10016
(Address of principal executive offices and zip Code)
Registrant’s telephone number, including area code: (917) 640-2151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The unaudited financial statements (the “Financial Statements”) of SMC Global Securities Limited (“SMC”) for the quarter ended June 30, 2010, are attached hereto as Exhibit 99.1. The Financial Statements are not the financial statements of the registrant. The registrant’s principal asset is its ownership of equity interest in SMC. The remainder of the registrant’s assets are invested in cash and cash equivalents.

Item 8.01 Other Events.

On August 16, 2010 the registrant issued a press release announcing the release of the Financial Statements by SMC Global Securities Limited, a copy of which is attached hereto as Exhibit [99.2] and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Financial Statements of SMC Global Securities Limited for the quarter ended June 30, 2010

99.2 Press Release of Financial Statements [Press release dated August 16, 2010]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM INDIA ACQUISITION COMPANY INC. /s/ F. Jacob Cherian
Date: August 16, 2010	F. Jacob Cherian Chairman and Chief Executive Officer